Summary Prospectus
September 28, 2021
Rimrock Emerging Markets Corporate Credit Fund
(RCEMX)
Investment Adviser:
Rimrock Capital Management, LLC
The Securities and Exchange Commission has not approved or disapproved the Fund’s securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Rimrock Emerging Markets Corporate Credit Fund
Investment Objective
The Rimrock Emerging Markets Corporate Credit Fund (the “Fund”) seeks to maximize long-term total return, consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of net asset value)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	3.39%
Total Annual Fund Operating Expenses	3.99%
Less Fee Reductions and/or Expense Reimbursements[1]	(3.29)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.70%

Rimrock Capital Management, LLC (the “Adviser” or “Rimrock”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.70% of the Fund’s average daily net assets until September 28, 2022 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (other than excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment (less any reimbursement previously paid) if at any point Total Annual Fund Operating Expenses (other than excluded expenses) are below the contractual expense limit at the time of both (i) such fee waiver and/or expense reimbursement; and (ii) the recoupment. This agreement may be terminated: (i) by the Board of
Trustees (the “Board”) of Rimrock Funds Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on September 28, 2022.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. This example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the contractual term of the arrangement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$912	$1,770	$3,992
Portfolio Turnover
The Fund pays transaction costs, such as commissions and spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the period from September 28, 2020 (commencement of operations) through May 31, 2021, the Fund’s portfolio turnover rate was 111.10% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of corporate fixed income securities that are economically tied to emerging market countries. The Fund may invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The Fund may also invest in mortgage- or asset-backed securities or preferred securities of emerging market issuers. The Fund may also, to a lesser extent, invest in interests of real estate investment trusts (“REITs”) that are economically tied to emerging markets. The Fund will use the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (the “EMCB Index”) as its benchmark. At times, the Fund may have significant investment
Summary Prospectus September 28, 2021Rimrock Emerging Markets Corporate Credit Fund

exposure to securities issued by companies in the financial sector, but will typically seek to limit such exposure to no more than 10% of the exposure to such financial sector securities represented in the EMCB Index.
Under normal conditions, the Fund’s average portfolio duration typically will vary within two years from that of the portfolio duration of the securities comprising the EMCB Index, as calculated by Rimrock. As of June 30, 2021, the EMCB Index’s duration was 3.69 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Rimrock has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund typically will focus on countries with relatively low gross national product per capita and which Rimrock believes demonstrate a potential for rapid economic growth. The Fund's country and currency composition will be based on Rimrock’s evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, industry and sector developments, legal and political developments, macroeconomic trends and any other specific factors that Rimrock believes to be relevant. In lieu of investing directly in emerging market issuers or currencies, the Fund may invest in derivative instruments – including futures, forwards, options and swaps – whose return is based on the return of an emerging market security or emerging market currency. The Fund may use derivatives for risk management and hedging purposes, or to seek to increase income or gains for the Fund. In particular, the Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.
The Fund may invest in both investment-grade and non-investment grade or “high yield” fixed income securities (also referred to as “junk bonds”), subject to a maximum of 20% of its total assets in securities rated below “B” by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by Rimrock to be of comparable quality. There is no bottom limit on the ratings of securities that may be purchased or held by the Fund, and the Fund may also invest in debt securities of distressed issuers or issuers in default at the time of purchase. The Fund will not invest more than 15% of its net assets in illiquid securities.
The Fund may also seek to obtain market exposure to the securities in which it invests by entering into repurchase agreements and reverse repurchase agreements, engaging in short sales, purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis, or by using other investment techniques.
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Market Risk —  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Fund invests are affected by the economy. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock or bond markets based on negative developments in the U.S. and global economies. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Foreign Investment Risk —  The risk that investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of domestic issuers. This may be due to smaller markets, differing reporting, accounting and auditing standards, less government supervision, changes in currency rates and exchange control regulations, increased risk of delayed settlement of portfolio transactions, and the risk of unfavorable foreign government actions, including seizure or nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid, more difficult to value, and more volatile than securities of domestic issuers.
Emerging Markets Risk —  The risk that the value of the Fund’s investments in emerging markets will decline due to the greater degree of economic, political and social instability of emerging market countries as compared to developed countries, and the risk that emerging market debt may also be of lower credit quality and subject to a greater risk of default.
Foreign Currency Risk —  The risk that foreign currencies will change in value relative to the U.S. dollar and affect the value of the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies.
Summary Prospectus September 28, 2021Rimrock Emerging Markets Corporate Credit Fund

Fixed Income Securities Risks
Call Risk —  The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons, including if there are declining interest rates. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities or securities with greater credit risks.
Credit Risk —  The risk that an issuer of a fixed income security, or a counterparty to a derivative contract, is unable or unwilling to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might decrease, and/or the Fund could lose the entire amount of its investment.
Duration Risk —  Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.
Extension Risk —  The risk that if interest rates rise, prepayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-backed securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest Rate Risk —  The risk that fixed income securities will decline in value because of an increase in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Liquidity Risk —  The risk that the lack of an active market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Although the Fund is normally able to sell loans within seven days, a substantial portion of the loans held by the Fund will also experience delayed settlement beyond that period, which can impair the ability of the Fund to pay redemptions or to re-invest proceeds, or may require the Fund to borrow to meet redemptions. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations (e.g., the Volcker Rule) may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.
High Yield (“Junk Bond”) Risk —  The risk that high yield securities, sometimes referred to as “junk bonds,” are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered speculative and may be more volatile than investment grade securities, and issuers of high yield securities are generally more vulnerable to adverse economic events and more likely to encounter financial difficulties than issuers with higher credit ratings.
Defaulted Securities Risk —  The risk of the uncertainty of repayment of defaulted securities (i.e., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a distressed issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.
Issuer Risk —  The risk that the value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods or services, the historical and prospective earnings of the issuer, and the value of the issuer’s assets.
Derivatives Risk —  The risk of investing in derivative instruments (such as options, futures, and swaps), including liquidity, interest rate, market, credit and management risks, as well as risks related to mispricing or complex valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate, or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty will not fulfill its contractual obligations to the Fund, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or required to be cleared by a regulated clearinghouse, credit risk resides with the Fund’s clearing broker or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulations relating to a mutual fund’s use of derivatives could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and/or adversely affect the value of derivatives and the Fund’s performance. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation.
Leveraging Risk —  The risk that certain transactions of the Fund, such as repurchase or reverse repurchase agreements or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had
Summary Prospectus September 28, 2021Rimrock Emerging Markets Corporate Credit Fund

not been leveraged. Leverage entails a heightened risk of loss for the Fund, including potentially the loss of all assets.
Management Risk —  The risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds or benchmarks because of the Adviser’s choice of investments. There is no guarantee that the investment objective of the Fund will be achieved.
Corporate Fixed Income Securities Risk —  Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.
Financial Sector Risk —  The financial sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. These regulations also vary substantially across jurisdictions and can be subject to more frequent changes in emerging market countries compared to developed markets. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations, which may be more pronounced in emerging market countries.
Asset-Backed and Mortgage-Backed Securities Investment Risk —  The risk that the impairment of the value of the collateral underlying the security in which the Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. During periods of falling interest rates, the securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.
Portfolio Turnover Risk —  The risk that active and frequent trading of the Fund’s portfolio securities will lead to higher transaction costs, which will reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders of the Fund. A high rate of portfolio turnover is 100% or more.
Sovereign Debt Risk —  The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt, or otherwise in a timely manner. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country.
Short Sales Risk —  Short sales are speculative investments that will cause the Fund to lose money if the value of the security sold short does not go down, as the Adviser expects. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest and dividend expenses) than those of other mutual funds.
LIBOR Replacement Risk —  The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates after 2021, and for the remaining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments.
Real Estate Risk —  The Fund’s investments in REITs or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses, the application of which could be more uncertain in foreign markets. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.
Performance Information
The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Current performance information is available by calling 800-613-4924 or 312-557-1402.
Management
Investment Adviser.
Rimrock Capital Management, LLC
Portfolio Managers.
The following portfolio manager has been primarily responsible for the day-to-day management of the Fund since its inception on September 28, 2020:
Novruz Bashirov, Senior Vice President of the Adviser, Emerging Markets Credit
Purchase and Sale of Fund Shares
The Fund’s shares are offered on a continuous basis at net asset value (“NAV”) per share.
To purchase shares of the Fund for the first time, you must invest at least $5,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.
Summary Prospectus September 28, 2021Rimrock Emerging Markets Corporate Credit Fund

If you are considering investing in the Fund, contact the Fund at 800-613-4924 or 312-557-1402. The Adviser will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders. You also may purchase Fund shares through certain financial intermediaries.
You may sell (redeem) your shares on any day when both the New York Stock Exchange (“NYSE”) and the Fund’s custodian are open for business (“Business Day”). Redemption requests must be in writing and sent to the Fund’s transfer agent in one of the following ways:
By Mail—Send to:
Regular Mail
Rimrock Emerging Markets Corporate Credit Fund
P.O. Box 4766
Chicago, IL 60680-4766
Express Mail
Rimrock Emerging Markets Corporate Credit Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604
You may also sell (redeem) your shares through your financial intermediary.
Tax Information
The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax adviser regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, such as a bank, the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus September 28, 2021Rimrock Emerging Markets Corporate Credit Fund

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Summary Prospectus September 28, 2021Rimrock Emerging Markets Corporate Credit Fund

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Summary Prospectus September 28, 2021Rimrock Emerging Markets Corporate Credit Fund